Exhibit 99.1

EGOOS MOBILE TECHNOLOGY COMPANY LIMITED

Audited Financial statements

December 31, 2014

(Stated in US Dollars)

EGOOS MOBILE TECHNOLOGY COMPANY LIMITED

INDEX TO FINANCIAL STATEMENTS

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To   the Board of Directors and Stockholders of

        EGOOS Mobile Technology Company Limited

We have audited the accompanying balance sheets of EGOOS Mobile Technology Company Limited (the "Company") as of December 31, 2014, and the related statements of operations and comprehensive income, stockholders' equity and cash flows for the year then ended.  The Company's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EGOOS Mobile Technology Company Limited as of December 31, 2014, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

San Mateo, California	WWC, P.C.
October 8, 2015	Certified Public Accountants

EGOOS MOBILE TECHNOLOGY COMPANY LIMITED

BALANCE SHEETS

December 31, 2014

Current Assets
Related party receivable	$1,289
Total Current Assets	1,289

Non-current Assets	-

Total Assets	$1,289

Current Liabilities	-
Non-current Liabilities	$-
Total liabilities	$-

Commitment and contingencies

Stockholders' Equity
Common stock, HK$1 par value, 10,000 shares authorized, issued and outstanding as at December 31, 2014	$1,290
Retained earnings	-
Accumulated other comprehensive loss	(1)
Total Stockholders' Equity	1,289

Total Liabilities and Stockholders' Equity	$1,289

The accompanying notes are an integral part of these financial statements.

EGOOS MOBILE TECHNOLOGY COMPANY LIMITED

STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME (LOSS)

Year ended
December 31, 2014

Revenue	$-
Cost of sales	-
Gross profit	-

Total operating expenses	-

Income from operations	-

Other income (expense)	-

Income before income taxes	-

Provision for income tax	-

Net income	$-

Other comprehensive income - Foreign currency translation adjustment - note 9)	(1)

Comprehensive loss	$(1)

Net income per share Basic and diluted	$0.00

Weighted average number of common shares outstanding Basic and diluted	0.00

The accompanying notes are an integral part of these financial statements.

EGOOS MOBILE TECHNOLOGY COMPANY LIMITED

STATEMENTS OF STOCKHOLDERS' EQUITY

	Common Stock		Retained	Accumulated Other Comprehensive	Total Stockholders'
	Shares	Amount	Earnings	Loss	Equity
Balance, January 1, 2014	-	$-	$-	$-	$-
Issuance of common stock	10,000	1,290	-	-	1,290
Net income	-	-	-	-	-
Foreign currency translation adjustment	-	-	-	(1)	(1)
Balance, December 31, 2014	10,000	$1,290	$-	$(1)	$1,289

The accompanying notes are an integral part of these financial statements.

EGOOS MOBILE TECHNOLOGY COMPANY LIMITED

STATEMENTS OF CASH FLOWS

Year ended December 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$-
Changes in operating assets and liabilities:
Related party receivable	(1,289)
Net cash used in operating activities	(1,289)

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash provided by investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	1,290
Net cash provided by financing activities	1,290

Net increase in cash and cash equivalents	1
Foreign currency translation adjustment	(1)

Cash and cash equivalents, beginning balance	-
Cash and cash equivalents, ending balance	$-

SUPPLEMENTAL DISCLOSURES:
Interest received	$-
Interest	$-
Income tax	$-

The accompanying notes are an integral part of these financial statements.

EGOOS MOBILE TECHNOLOGY COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

Note 1 - ORGANIZATION

EGOOS Mobile Technology Company Limited (“EGOOS HK” or the “Company”) was incorporated in Hong Kong on August 15, 2014.

The Company does not have any business activity during the year.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

Foreign Currency

The Company’s reporting currency is the U.S. dollar (“$”). The Company’s operation in Hong Kong uses Hong Kong Dollars (“HKD”) as its functional currency. The financial statements of the Company are translated into U.S. dollars in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, Foreign Currency Translation, included in the Codification as ASC 830, Foreign Currency Matters. According to the topic, all assets and liabilities were translated at the current exchange rate, stockholders’ equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a Component of Shareholders Equity, included in the Codification as ASC 220, Comprehensive Income. Foreign exchange transaction gains and losses are reflected in the statement of operations.  For the year ended December 31, 2014, the foreign currency translation adjustment to the Company’s other comprehensive loss were $1.

Use of Estimates

The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used for, but not limited to, the accounting for certain items such as allowance for doubtful accounts, depreciation and amortization, impairment, inventory allowance, taxes and contingencies.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company’s management evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Fair Value of Financial Instruments

SFAS No. 107, Disclosures about Fair Value of Financial Instruments, included in the Codification as ASC 825, Financial Instruments, requires that the Company discloses estimated fair values of financial instruments. The carrying amounts reported in the balance sheets for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Income Taxes

The Company adopts SFAS No. 109, Accounting for Income Taxes, included in the Codification as ASC 740, Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

On January 1, 2007, The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), included in the Codification as ASC 740, Income Taxes. The topic addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

Earnings per Share

Basic earnings per share is computed on the basis of the weighted average number of common stock outstanding during the year.

Diluted earnings per share is computed on the basis of the weighted average number of common stock and common stock equivalents outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

Dilution is computed by applying the treasury stock method for options and warrants. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Dilution is computed by applying the if-converted method for convertible preferred stocks. Under this method, convertible preferred stock is assumed to be converted at the beginning of the period (or at the time of issuance, if later), and preferred dividends (if any) will be added back to determine income applicable to common stock. The shares issuable upon conversion will be added to weighted average number of common stock outstanding. Conversion will be assumed only if it reduces earnings per share (or increases loss per share).

Comprehensive income (loss)

Comprehensive income (loss) is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. For the Company, comprehensive income (loss) for the year presented includes net income and foreign currency translation adjustments.

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, included in the Codification as ASC 230, Statement of Cash Flows, cash flows from the Company’s operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are related party receivable arising from issuance of common stock. The Company controls credit risk related to related party receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its related parties and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its related party receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information, included in the Codification as ASC 280, Segment Reporting, requires use of the management approach model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Recent accounting pronouncements

In August 2014, the FASB issued Accounting Standards Update “ASU” 2014-15 on “Presentation of Financial Statements Going Concern (Subtopic 205-40) – Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. Currently, there is no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

Note 3 - INCOME TAXES

The Company was incorporated in the Hong Kong (“HK”) and has operations in one tax jurisdiction, i.e. Hong Kong. The Company suffered substantially loss from its operations in Hong Kong for the year ended December 31, 2014, and has recorded income tax provision for the periods.

The provision for income taxes consists of the following:

Year Ended December 31, 2014
Current:
HK	$-

Deferred:
HK	-

Provision for income taxes	$-

As of December 31, 2014, the Company does not have business activities during the year. Therefore, no deferred tax assets / liabilities should be recognized.

Note 4 - OTHER COMPREHENSIVE INCOME

Balance of related after-tax components comprising accumulated other comprehensive income included in stockholders’ equity as of December 31, 2014 were as follows:

December 31,
2014

Accumulated other comprehensive income, beginning of period	$-
Change in cumulative translation adjustment	(1)
Accumulated other comprehensive loss, end of period	$(1)

Note 5 - RELATED PARTY TRANSACTIONS

During the year ended December 31, 2014, the Company provided an advance of HKD 10,000 (approximately $1,290) to sole shareholder, EGOOS Mobile Technology Company Limited, which is incorporated in British Virgin Islands. The loan was unsecured, non-interest bearing and receivable upon demand.

Note 6 - SUBSEQUENT EVENTS

On March 16, 2015, the Company incorporated a Chinese limited liability company, Move the purchase consulting management (Shenzhen) co., Ltd as its wholly-owned subsidiary. Move the purchase consulting management (Shenzhen) co., Ltd has an authorized capital of RMB 100,000. On April 13, 2015, the authorized capital of Move the purchase consulting management (Shenzhen) co., Ltd is increased to RMB 1,000,000. As of the date of this report, Move the purchase consulting management (Shenzhen) co., Ltd has not been capitalized.